UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 7, 2008

                SYMBOLLON PHARMACEUTICALS, INC.               .
(Exact name of Registrant as specified in its charter)

Delaware .	0-22872 .	36-3463683 .
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

       37 Loring Drive, Framingham, Massachusetts 01702  .
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:

                  (508) 620-7676                   .

                       Not Applicable                         .

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 7, 2008, Symbollon Pharmaceuticals, Inc. signed a term sheet with all shareholders of Xi’an Maidelfa Pharmaceutical Co., Ltd. (“Medpharm”) to acquire Medpharm.  Medpharm is a fully-integrated pharmaceutical company currently marketing 23 products to the dairy and aquaculture markets in China.  Medpharm was founded by Dr. Yongjun Duan, the former director of research and development of Symbollon.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01                                Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release dated March 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2008

SYMBOLLON PHARMACEUTICALS, INC.

By:   /s/ Paul C. Desjourdy
Paul C. Desjourdy
Chief Executive Officer, President, and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release dated March 10, 2008